UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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May 16, 2005

Date of Report

May 10, 2005

Date of Earliest Event Reported

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MARTHA STEWART LIVING OMNIMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	005-15395 (Commission File Number)	52-2187059 (I.R.S. Employer Identification No.)
11 West 42nd Street New York, NY (Address of principal executive offices)	10036 (Zip Code)

(212) 827-8000

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e"4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 10, 2005, the stockholders of Martha Stewart Living Omnimedia, Inc. (the "Company") approved (1) an amendment to the Company's Amended and Restated 1999 Stock Incentive Plan to permit the Company to grant options and other awards under the plan to non-employee directors, (2) an amendment to the Company’s Non-Employee Director Stock and Option Compensation Plan to increase the number of shares reserved for issuance thereunder by 300,000 shares and (3) the adoption of the Company’s Annual Incentive Plan. Copies of the foregoing amendments and of the Annual Incentive Plan were included in the Company’s annual proxy filed with the Securities and Exchange Commission on April 8, 2005.

Item 9.01. Exhibits

Exhibit	Description
Exhibit 10.1	Amendment No. 2 to the Martha Stewart Living Omnimedia, Inc. Amended and Restated 1999 Stock Incentive Plan*
Exhibit 10.2	Amendment No. 1 to the Martha Stewart Living Omnimedia, Inc. Non-Employee Director Stock and Option Compensation Plan*
Exhibit 10.3	Martha Stewart Living Omnimedia, Inc. Annual Incentive Plan*

*  Incorporated herein by reference to the Company’s proxy statement filed in respect of its 2005 annual meeting of shareholders, dated as of April 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2005

MARTHA STEWART LIVING OMNIMEDIA, INC.

(Registrant)

By:    /s/ James Follo

James Follo

Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 10.1	Amendment No. 2 to the Martha Stewart Living Omnimedia, Inc. Amended and Restated 1999 Stock Incentive Plan*
Exhibit 10.2	Amendment No. 1 to the Martha Stewart Living Omnimedia, Inc. Non-Employee Director Stock and Option Compensation Plan*
Exhibit 10.3	Martha Stewart Living Omnimedia, Inc. Annual Incentive Plan*

*  Incorporated herein by reference to the Company’s proxy statement filed in respect of its 2005 annual meeting of shareholders, dated as of April 7, 2005